                                                                 Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:   December 9, 2010

Issuer Name and Ticker or Trading    Crosstex Energy, L.P. [XTEX]
Symbol:

Designated Filer:                    GSO Crosstex Holdings LLC

Other Joint Filers:                  Blackstone / GSO Capital Solutions Fund LP
                                     Blackstone / GSO Capital Solutions Associates LLC
                                     GSO Special Situations Fund LP
                                     GSO Special Situations Overseas Master Fund Ltd.
                                     GSO Capital Partners LP
                                     GSO Advisor Holdings L.L.C.
                                     GSO Holdings I LLC
                                     Blackstone Holdings I L.P.
                                     Blackstone Holdings I/II GP Inc.
                                     The Blackstone Group L.P.
                                     Blackstone Group Management L.L.C.
                                     Mr. Stephen A. Schwarzman
                                     Bennett J. Goodman
                                     J. Albert Smith III
                                     Douglas I. Ostrover

Addresses:                           The address of the principal business
                                     and principal office of each of GSO
                                     Crosstex Holdings LLC, Blackstone/GSO
                                     Capital Solutions Fund LP,
                                     Blackstone/GSO Capital Solutions
                                     Associates LLC, GSO Special Situations
                                     Fund LP, GSO Special Situations
                                     Overseas Master Fund Ltd., GSO Capital
                                     Partners LP, GSO Advisor Holdings
                                     L.L.C., GSO Holdings I LLC, Bennett J.
                                     Goodman, J. Albert Smith III and
                                     Douglas I. Ostrover is 280 Park Avenue,
                                     New York, NY 10017.

                                     The address of the principal business and
                                     principal office of each of Blackstone
                                     Holdings I L.P., Blackstone Holdings I/II
                                     GP Inc., The Blackstone Group L.P.,
                                     Blackstone Group Management L.L.C. and
                                     Mr. Stephen A. Schwarzman is c/o The
                                     Blackstone Group, 345 Park Avenue,
                                     New York, NY 10154.

Signatures:
Dated: December 13, 2010             GSO Crosstex Holdings LLC

                                     By:    /s/ Marisa Beeney
                                            -----------------------------------
                                     Name:  Marisa Beeney
                                     Title: Authorized Person

                                     Blackstone / GSO Capital Solutions Fund LP

                                     By:    /s/ Marisa Beeney
                                            -----------------------------------
                                     Name:  Marisa Beeney
                                     Title: Authorized Person

                                     Blackstone / GSO Capital Solutions Associates LLC

                                     By:    /s/ Marisa Beeney
                                            -----------------------------------
                                     Name:  Marisa Beeney
                                     Title: Authorized Person

                                     GSO Special Situations Fund LP

                                     By:    /s/ Marisa Beeney
                                            -----------------------------------
                                     Name:  Marisa Beeney
                                     Title: Authorized Person

                                     GSO Special Situations Overseas Master Fund Ltd.

                                     By:    /s/ Marisa Beeney
                                            -----------------------------------
                                     Name:  Marisa Beeney
                                     Title: Authorized Person

                                     GSO Capital Partners LP

                                     By:    /s/ Marisa Beeney
                                            -----------------------------------
                                     Name:  Marisa Beeney
                                     Title: Authorized Person

                                     GSO Advisor Holdings L.L.C.

                                     By:    /s/ John G. Finley
                                            -----------------------------------
                                     Name:  John G. Finley
                                     Title: Authorized Person

                                     GSO Holdings I LLC

                                     By:    /s/ John G. Finley
                                            -----------------------------------
                                     Name:  John G. Finley
                                     Title: Authorized Person

                                     Blackstone Holdings I L.P.

                                     By:    /s/ John G. Finley
                                            -----------------------------------
                                     Name:  John G. Finley
                                     Title: Authorized Person

                                     Blackstone Holdings I/II GP Inc.

                                     By:    /s/ John G. Finley
                                            -----------------------------------
                                     Name:  John G. Finley
                                     Title: Authorized Person

                                     The Blackstone Group L.P.

                                     By:    /s/ John G. Finley
                                            -----------------------------------
                                     Name:  John G. Finley
                                     Title: Authorized Person

                                     Blackstone Group Management L.L.C.

                                     By:    /s/ John G. Finley
                                            -----------------------------------
                                     Name:  John G. Finley
                                     Title: Authorized Person

                                     Mr. Stephen A. Schwarzman

                                     By:    /s/ Stephen A. Schwarzman
                                            -----------------------------------
                                     Name:  Stephen A. Schwarzman

                                     Bennett J. Goodman

                                     By:    /s/ Marisa Beeney
                                            -----------------------------------
                                     Name:  Marisa Beeney
                                     Title: Attorney-in-Fact

                                     J. Albert Smith III

                                     By:    /s/ Marisa Beeney
                                            -----------------------------------
                                     Name:  Marisa Beeney
                                     Title: Attorney-in-Fact

                                     Douglas I. Ostrover

                                     By:    /s/ Marisa Beeney
                                            -----------------------------------
                                     Name:  Marisa Beeney
                                     Title: Attorney-in-Fact